                                                             Exhibit 10.7


BANK [LOGO] ONE                                          Business Loan Agreement
================================================================================

Agreement by and between Bank One, Chicago ("Bank One"), located at Arlington Heights, Illinois and Factory Card Outlet of America. Ltd. and FCOA Acquisition Corp. collectively ("Borrower"), located at 745 Birginal Dr. Bensenville, Illinois 60106.

Borrower has requested certain extension(s) of credit provided by Bank One, evidenced by the following:

         Business Purpose
     (a) Revolving Promissory Note     $15,000,000    November __, 1995
         -------------------------     -----------    -----------------      ---------------------
         Instrument                       Amount      Date                   (Obligor) (Guarantor)

               Borrower
               ---------------------     --------------------------          ---------------------
               Obligor                   Obligor                             (Obligor) (Guarantor)

         Business Purpose Revolving
     (b) Promissory Note               $5,000,000     November __, 1995
         -------------------------     -----------    -----------------      ---------------------
         Instrument                       Amount      Date                   (Obligor) (Guarantor)

               Borrower
               ---------------------     --------------------------          ---------------------
               Obligor                   Obligor                             (Obligor) (Guarantor)

     (c) Promissory Note               $1,500,000     May 1,       1995
         -------------------------     -----------    -----------------      ---------------------
         Instrument                       Amount      Date                   (Obligor) (Guarantor)

               Factory Card Outlet
               of America Ltd.                                               FCOA Acquisition Corp.
               ---------------------     --------------------------          ---------------------
               Obligor                   Obligor                             (Guarantor)
             Instrument                            Amount

and any and all renewals, extensions or substitutions therefor ("Obligations").

In consideration of the mutual promises set forth below and the extension(s) of credit as described above and subject to Borrower's satisfactory fulfillment of all conditions incident to the borrowing(s), Bank One and Borrower agree as follows:

                             ARTICLE I - DEFINITIONS

The following terms shall have the following meanings in this Agreement or in any document made or delivered pursuant to or in conjunction with this
Agreement:

1.1 All computations and determinations as to accounting or financial matters shall be made in accordance with generally accepted accounting principles consistently applied ("GAAP"), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP.

1.2  "Indebtedness" shall mean:

     (a) All indebtedness and liabilities of whatsoever kind, nature and description owed to Bank One by Borrower (including Liabilities of Borrower as defined in any note now or hereafter executed by Borrower in favor of Bank One), whether direct or indirect, absolute or contingent, due or to become due or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint and several;

     (b) All future advances which Bank One at any time may, but shall not be required to, make for the protection or preservation of Bank One's rights and interests arising hereunder, including, without limitation, advances for taxes, levies, assessments, insurance, and reasonable attorneys' fees, if allowable by law; and

     (c) All costs and expenses incurred by Bank One in the protection and preparation for sale of any of the collateral hereinafter described in Section
3.1 in any other security document including, without limitation, attorneys' fees, if allowable by law, and court costs.

1.3 "Obligation" shall mean the above referenced extension(s) of credit including any Promissory Note, Guaranty, Letter of Credit or other instrument of Borrower evidencing any loan, advance, credit or extension or renewal thereof made or committed by Bank One to Borrower under this Agreement.

1.4 "Person" shall mean and include an individual, partnership, corporation, trust, unincorporated association or organization, government or any department or agency thereof.

1.5 "Related Person" shall include, but shall not be confined to, any Person related to Borrower by common control or ownership.

1.6 "Subordinated Debt" shall mean indebtedness of Borrower which is subordinated to all indebtedness of Borrower to Bank One under the terms and conditions approved in writing by Bank One.

1.7 The aforestated definitions, and all other definitions which may be set forth herein, shall be applicable to the singular and plurals of said defined term.

                   ARTICLE II - REPRESENTATIVES AND WARRANTIES

Borrower represents and warrants that:

2.1 If applicable, it is a duly organized, legally existing corporation in good standing under the laws of the State of Illinois, is qualified to do business in and is in good standing under the laws of any other state in which it conducts its business.

2.2 It has the power and is duly authorized to enter into this Agreement and to execute and deliver to Bank One, now and from time to time hereafter, additional instruments, resolutions, agreements and other instruments or documents relating to the Obligation owed to Bank One. It has, by proper action, authorized and empowered those persons whose signatures appear in this Agreement, and any instruments, documents and exhibits that have been delivered in connection herewith to execute the same for and on its behalf.

2.3 The execution by it of this Agreement or any other agreements, instruments, or documents which may, from time to time hereafter, be executed in respect hereto and delivered to Bank One, shall not constitute a breach of any provisions contained in its articles of incorporation or bylaws, or if promulgated pursuant thereto, and that the performance by it of its obligations hereunder or any agreements executed by it and delivered hereunder shall not constitute an event of default under any other agreement to which it is now a party.

2.4 All financial statements and information relating to it which have been or may hereafter be delivered by it, its agents or accountants to Bank One are true and correct and have been prepared in accordance with GAAP and that there have been no material adverse changes in its financial or business condition or operations since the submission of any financial information to Bank One, and no material adverse changes in its financial or business condition or operations are imminent or threatened.

2.5 All of its Federal, State and other tax returns and reports, including reports to any governmental authority, for the proper maintenance and operation of its properties, assets and business, as may be required by law to be filed or paid, have been filed, and all Federal, State and other taxes, assessments, fees and other governmental charges (other than those presently payable, without penalty) imposed upon it or its properties or assets, which are due and payable, have been fully paid unless being contested by it in the ordinary course of business for which it has provided adequate reserves.

2.6 There is no litigation or, legal or administrative proceedings, investigations or other action of any nature, pending or, to its knowledge, threatened against or affecting it, which have not been disclosed to Bank One and involve the possibility of any judgment or liability not covered by insurance which may materially or adversely affect any of its properties or assets or its right to carry on its business as now conducted.

2.7 It has good, valid and marketable title to all of its property and assets free of any adverse lien, security interest or encumbrance, except liens, security interests, pledges and encumbrances disclosed to Bank One by Borrower in writing prior to the date hereof.

2.8 All of the funds loaned to it pursuant to this Agreement have been or will be used exclusively in its normal business operation, will not be diverted to or used in any other manner, and will not be used for the purchasing or carrying of any "Margin Stock" as defined in regulations promulgated by the Federal Reserve Board or the Securities and Exchange Commission.

2.9 It possesses and will continue to possess all permits, licenses, trademarks, patents and rights thereto to conduct its business and that its business does not conflict or violate any valid rights of others with respect to the foregoing.

2.10 If applicable, it is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereof ("ERISA"). Neither a Reportable Event nor a Prohibited Transaction, as defined per ERISA, has occurred and is continuing with respect to any Plan, nor has there been a notice of intent to terminate a Plan or appoint a trustee to administrate a Plan.

2.11 It is in material compliance with all Federal, State and local laws, ordinances, regulations, rulings and interpretations relating to industrial hygiene, public health or safety, environmental conditions, the protection of the environment, the release, discharge, emission or disposal to air, water, land or ground water, the withdrawal or use of ground water or the use, handling, disposal, treatment, storage or management of or exposure to Hazardous Materials ("Hazardous Materials Laws"), the violation of which would have a material effect on its business, its financial condition or its assets. The term "Hazardous Materials" means any flammable materials, radioactive materials, pollutants, toxic substances, hazardous water, hazardous materials, hazardous substances, polychlorinated biphenyls, asbestos, urea formaldehyde, petroleum (including its derivatives, by-products or other hydrocarbons) or related materials or other controlled, prohibited or regulated substances or materials, including, without limitation, any substances defined or listed as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "pollutants" or "toxic substances" under any Hazardous Materials Laws. It has not received any written or oral communication or notice from any judicial or governmental entity nor it is aware of any investigation by any agency for any violation of any Hazardous Materials Law,

2.12 Details of all litigation, legal or administrative proceedings, investigation or other action of similar nature, pending or threatened against it, at any time during the term of this Agreement, which in part or in whole may or will render any of these Representations and Warranties no longer true, accurate and correct in each and every respect, will be brought to the attention of Bank One, in writing, within fifteen (15) days from the date Borrower acquires knowledge of same.

                             ARTICLE III - SECURITY

3.1 As security for repayment of the Indebtedness, regardless of whether the principal sum evidenced by an Obligation is reduced to zero and thereafter increased/decreased an unlimited number of times, Borrower hereby grants to Bank One or has previously caused to be granted to Bank One a security interest and/or lien in or on the following property under separate instrument(s):

     |X| Accounts, general intangibles, chattel paper, instruments, and other forms of obligations and receivables

     |X|  Inventory, merchandise, raw materials, work in process and supplies

     |X|  Goods, equipment, machinery, furnishings and other personal property

     ___  Real estate located at _____________________________________________

     ___ An assignment of life insurance on the life of ______________________ in an amount no less than $_____________

     ___  Specific collateral described as follows: ____________________________

                                     ___________________________________________

3.2 It is further agreed that the security described above shall secure repayment of all Indebtedness and that a default in terms of any note, security agreement, mortgage, or other agreement from Borrower to Bank One shall constitute a default of all notes, security agreements, mortgages, and other agreements, and that Bank One may proceed in exercising its rights thereunder in any order or manner it may choose. The purpose of this section being to cross-collateralize and cross-default all Indebtedness. Additionally, the security interest described above, if any, may be modified, added to or deleted from time to time without modification of this Agreement.


                       ARTICLE IV - AFFIRMATIVE COVENANTS

Borrower covenants and agrees that so long as any Indebtedness is outstanding or so long as this Agreement is in effect, Borrower shall:

4.1 Maintain insurance against fire, business interruption, public liability, theft and other casualty on its insurable real and personal property to their full replacement costs with companies acceptable to Bank One and against liability on account of damage to persons or property and as required under all applicable Workers' Compensation Laws. Furthermore, Borrower shall maintain any other insurance as may from time to time be reasonably requested by Bank One, shall insert a joint loss payee clause naming Bank One in all fire and extended coverage policies and shall deliver certified copies of all such insurance policies to Bank One upon demand.

4.2 Maintain, keep, and preserve its buildings and properties and every part thereof in good repair, working order, and condition and from time to time make all needful and proper repairs, renewals, replacements, additions, betterments, and improvements thereto, so that at all times the efficiency thereof shall be fully preserved and maintained.

4.3 Duly pay and discharge or cause to be paid and discharged all taxes, assessments, and other governmental charges imposed upon it and its properties or any part thereof or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, which if unpaid might by law become a lien or charge upon its property, except such items as are being in good faith appropriately contested and for which it has provided adequate reserves.

4.4 Carry on and conduct its business in substantially the same manner and in substantially the same fields as such business is now and has heretofore been carried on, maintain management with the same expertise and experience, and if management is to be changed, immediately notify Bank One of said change, and maintain its legal existence, and comply with all valid and applicable statutes, rules and regulations.

4.5 Maintain, keep, and preserve a system of accounting in accordance with GAAP, deliver to Bank One financial reports in a form satisfactory to Bank One as Bank One may request from time to time, permit the duly authorized representative(s) of Bank One at all reasonable times to examine and inspect the books and records of it or any related business entity of it, to make abstracts and copies thereof, and to visit and inspect any of its property wherever the same may be located.

4.6 Comply with all laws and regulations which it is required to comply with including Hazardous Materials Laws and regulations, and permit Bank One to make environmental audits from time to time if requested by Bank One with costs of same to be paid by Borrower.

                         ARTICLE V - NEGATIVE COVENANTS

Borrower covenants and agrees that so long as any Indebtedness is outstanding or so long as this Agreement is in effect, except for that previously disclosed in writing to and consented to by Bank One, Borrower shall not without prior written consent of Bank One:

5.1 Create, incur or assume any indebtedness for borrowed money, other than to Bank One, or act as guarantor for any indebtedness of others in an aggregate amount greater than $ 00 other than Subordinated Debt at any time. For purpose hereof, sale of accounts receivable and or entering into capital leases of personal property shall be deemed the incurring of indebtedness for borrowed money.

5.2 Mortgage, pledge, assign, hypothecate, encumber, create or grant a security interest in any of its assets except to Bank One, nor sell, lease, transfer, assign or otherwise dispose of any of its assets, properties or business outside of the ordinary course of business, except secured purchase money or lease indebtedness up to the amount permitted by Section 5.1, if any.

5.3 Invest in, loan or advance money to, organize or participate in the organization or in the creation of any other business entity.

5.4 Merge, transfer, acquire or consolidate with or into any other entity, change ownership, dissolve, and/or transfer or sell any assets outside of the ordinary course of business without the prior written consent of Bank One.

5.5 If Borrower is a corporation, release, redeem, retire, purchase, or otherwise acquire directly or indirectly any of its capital stock, or make any changes in its capital structure, or pay, set aside, allocate or declare any dividends, in cash or other property, upon its capital stock.

                        ARTICLE VI - ADDITIONAL COVENANTS

Borrower agrees that each additional covenant listed below is fully applicable if marked by an "X" or a check in the applicable box or boxes, or if the information necessary to complete same is typed or written in the appropriate space provided.

|_| 6.1 GUARANTY. Prior to or contemporaneous with the execution of this Agreement, Borrower shall deliver to Bank One the Guaranty(s) of _________________________________________ (Guarantor(s) name(s)) in form and content acceptable to Bank One which Guaranty(s) shall provide for liability of the Guarantor(s) for payment of the Indebtedness and performance of the terms, conditions and provisions of this Agreement and any and all applicable Security documents and agreements.

|X| 6.2 FINANCIAL REPORTS. Borrower covenants in accordance with Section 4.5 that it will deliver to Bank One:

          |X| (a) Within ninety (90) days after the end of each fiscal year of Borrower, audited, consolidated financial statements of Borrower prepared in accordance with GAAP which shall include a Balance Sheet, Statement of Income, Statement of Reconciliation of Net Worth, Statement of Changes in Financial Position and Notes to financial statements and within thirty (30) days from the applicable filing deadline, Borrower's Federal income tax return.

          |X| (b) Within thirty (30) days after the end of each fiscal month of Borrower, internally prepared financial statements of Borrower prepared in accordance with GAAP which shall include a Balance Sheet at the end of each such period and an Income Statement for the period from the beginning of the current fiscal year to the end of such period. These statements shall be prepared on substantially the same accounting basis as the statements required in Section 6.2(a) above, if applicable, and the accuracy of the statements (subject to audit and year-end adjustments) shall be certified by the chief financial officer or president of Borrower.

          |X| (c) Simultaneously with the financial statements required above, a Compliance Certificate, in form attached to this Agreement, certifying that the financial statements are complete and correct and that the Borrower has no knowledge of any condition, event or act which with notice or lapse of time or both, could constitute an Event or Default or which materially and adversely could affect the financial condition or operations of Borrower, or if such condition, event or acts exist, specifying the nature and status thereof.

          |_| (d) Within ___________________ (__) days after the end of each _______________ year, signed and dated personal financial statements of all individual Guarantor(s) and Obligor(s), if any, on Bank One's forms, and by May 1 of each calendar year, the personal income tax returns filed for the past calendar year of all individual Guarantor(s) and Obligor(s), if any.

          |_| (e) Simultaneously with the financial statements required in ___________ above, __________ financial statement(s) of all corporate or partnership Guarantor(s) and Obligor(s), if any, prepared in accordance with GAAP.

|X| 6.3 TANGIBLE NET WORTH. Borrower agrees to maintain a Tangible Net Worth of not less than either (check one):

          |X|  (a) Ten million five hundred thousand DOLLARS ($ 10,500,000) or

          |_|  (b) the amount(s) set forth for the following period(s):

                   Period(s)                    Amount(s)

                   __________________________   _______________________________

                   __________________________   _______________________________

                   __________________________   _______________________________

          "Tangible Net Worth" shall be determined in accordance with GAAP and shall be deemed to include the amount of total assets of Borrower excluding the amount of Intangible Assets of Borrower minus the amount of total liabilities of Borrower, exclusive of Subordinated Debt, if any.

          "Intangible Assets" shall be determined in accordance with GAAP and be deemed to include at book value, without limitation, leasehold improvements, goodwill, patents, copyrights, secret processes, deferred expenses relating to sales, general administrative, research and development expense, and all amounts due from any officer, employee, director, shareholder or Related Person.

|X| 6.4 DEBT TO TANGIBLE NET WORTH. Borrower agrees to maintain ratio of Debt to Tangible Net Worth of not more than either (check one):

          |X|  (a) 3.00 to 1. _________ or

          |_|  (b) the ratio(s) set forth for the following period(s):

                   Period(s)                    Ratio(s)

                   __________________________   _______________________________

                   __________________________   _______________________________

                   __________________________   _______________________________

          "Debt" shall be determined in accordance with GAAP and shall be deemed to include all liabilities of Borrower including but not limited to accruals, deferrals net of deferred rent liability, and capitalized leases, less Subordinated Debt, if any.

|_|  6.5  WORKING CAPITAL. Borrower agrees to maintain net working capital
          (Current Assets less current liabilities) of not less than either (check one):

          |_|  (a) DOLLARS ($________________) or

          |_|  (b) the amount(s) set forth for the following period(s):

                   Period(s)                    Amount(s)

                   __________________________   _______________________________

                   __________________________   _______________________________

                   __________________________   _______________________________

          "Current Assets" shall be determined in accordance with GAAP and shall be deemed to include inventory at lower of cost or current market value less any amounts due from any officer, employee, director, shareholder or Related Person.

|X|  6.6  CURRENT RATIO. Borrower agrees to maintain a Current Ratio (Current
          Assets divided by current liabilities) of not less than either (check one):

          |X|  (a) 1.10 to 1. ________ or

          |_|  (b) the ratio(s) set forth for the following period(s):

                   Period(s)                    Ratio(s)

                   __________________________   _______________________________

                   __________________________   _______________________________

                   __________________________   _______________________________

|_| 6.7 CASH FLOW RATIO. Borrower agrees to maintain a Cash Flow Ratio (net income after taxes plus depreciation plus amortization to current maturities of long term debt) of not less than either (check one):

          |_|  (a) _________. _________ to _________ _________

          |_|  (b) the amount(s) set forth for the following period(s):

                   Period(s)                    Ratio(s)

                   __________________________   _______________________________

                   __________________________   _______________________________

                   __________________________   _______________________________

|X|  6.8  DEBT SERVICE COVERAGE RATIO. Borrower agrees to maintain a Debt
          Service Coverage Ratio (net income before interest expense, depreciation expense, amortization expense, less inventory capitalization income, plus/minus deferred rent expense to current maturities of long term debt plus interest) of:

          |X|  (a) 1.50 to 1. ________ or

          |_|  (b) the ratio(s) set forth for the following period(s):

                   Period(s)                    Ratio(s)

                   __________________________   _______________________________

                   __________________________   _______________________________

                   __________________________   _______________________________

|_| 6.9 CAPITAL EXPENDITURES. Borrower agrees not to purchase, lease or otherwise acquire or enter into any commitment to purchase, lease or otherwise acquire additional capital assets where the aggregate liability or expenditure therefore exceeds the following, except with prior written consent by Bank One (check one):

          |_| (a) $_______________ per fiscal year commencing with fiscal year ___________or

          |_|  (b) the amount(s) set forth for the following period(s):

                   Period(s)                    Amount(s)

                   __________________________   _______________________________

                   __________________________   _______________________________

                   __________________________   _______________________________


|X| 6.10 SUBORDINATION OF DEBT. Borrower shall cause to be subordinate all Indebtedness including interest thereon ("Junior Indebtedness"), which may at any time now or hereafter be owed to any officer, employee, director, shareholder or Related Person by the Borrower in favor of all Indebtedness, including interest thereon ("Senior Indebtedness") due Bank One. Borrower shall obtain and deliver to Bank One subordination agreements from said officers, employees, directors, shareholders or Related Persons for said Junior Indebtedness in form and content acceptable to Bank One. Upon the occurrence of an Event of Default under this Agreement, Borrower shall without notice from Bank One immediately cease payment of any fees or advances to any officer, employee, director, shareholder or Related Person and shall also cease payment of the sums, if any, allowed to be paid by the terms of the Subordination Agreement(s).

|X| 6.11 DEPOSIT ACCOUNTS. Borrower shall establish and maintain its principal deposit accounts at Bank One as long as any Indebtedness remains outstanding or so long as this Agreement remains in effect.

|_| 6.12 COMPENSATION. Borrower agrees, except with prior written consent of Bank One, that salary, withdrawals, bonuses and all other compensation paid, in cash or otherwise, by Borrower to the following person(s) shall not exceed the following amount(s).

         Person(s)                    Amount(s)

         __________________________   $_______________________________

         __________________________   $_______________________________

         __________________________   $_______________________________

|X| 6.13 BORROWING BASE. Borrower is subject to certain "Borrowing Base" conditions as set forth in the "Borrowing Base" Addendum attached hereto and made a part hereof.

|_| 6.14 OPINION OF COUNSEL. If required by Bank One, Bank One shall receive a favorable written opinion of Counsel for Borrower acceptable to Bank One in form and substance satisfactory to Bank One in its sole discretion, relating to the Representations and Warranties set forth herein and such other matters as Bank One may reasonably request.

|X| 6.15 ADDITIONAL PROVISIONS. If any, as are set forth in the Rider attached hereto and made part hereof.

                       ARTICLE VII - DEFAULT AND REMEDIES

7.1 Borrower shall be in default hereunder upon the happening of any of the following ("Event of Default"):

     (a) The occurrence of an event of default under the terms of any evidence of Indebtedness or any Obligation, security agreement, mortgage and other agreement executed in connection therewith or herewith, including any renewal, extension or modification thereof or hereof or in any other obligation or agreement with Bank One, whether now or hereafter existing;

     (b) Non-performance of any covenant, warranty or liability contained or referred to herein; or

     (c) If any warranty, representation or statement made or furnished to Bank One by or on behalf of Borrower, Guarantor or any Obligor, in connection with this Agreement, or to induce Bank One to make a loan to Borrower, proves to have been false in any material respect when made or furnished.

7.2 Upon the occurrence of an Event of Default, Bank One may, at its option, declare principal and accrued interest of all Indebtedness to be immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived. Bank One shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code, as enacted in the state where Bank One's principal office is located, said rights and remedies being cumulative in nature. Bank One may set off any of the Borrower's or Guarantor's deposits or accounts, and any other indebtedness of Bank One to Borrower against the Indebtedness before or after an Event of Default, without first looking to any property securing payment thereof.

7.3 Acceptance of payment, in full or part, or waiver of any Event of Default shall not operate as a waiver of any current or later Event of Default, nor of any other right of Bank One.

7.4 The provisions of this Agreement concerning any Event of Default are not intended in any way to affect any rights of Bank One with respect to any Indebtedness of Borrower to Bank One which may or hereafter be payable on demand.

7.5 No delay or failure of Bank One in exercising any right, power, remedy or privilege hereunder shall affect such right, power or privilege or be construed as a waiver against Bank One.

7.6 Any waiver, permit, consent or approval by Bank One of any breach or Event of Default hereunder must be in writing and shall be effective only to the extent set forth in such writing.

                           ARTICLE VIII - MISCELLANEOUS

8.1 All notices required to be given under any term of this Agreement shall be sufficient if mailed, via registered or certified mail, return receipt requested, or sent via overnight or hand courier, to the parties at their respective addresses as previously set forth.

8.2 All documents referred to in this Agreement shall for all purposes be considered part of this Agreement, and all terms used in this Agreement shall have the meaning set forth in said documents, and this Agreement shall include all of the provisions stated in said documents.

8.3 This Agreement is a continuing agreement and shall continue in effect notwithstanding that from time to time, no Indebtedness may exist. This Agreement shall continue as to any Indebtedness and as to any and all renewals, extensions or modifications thereof.

8.4 This Agreement may be executed in several counter-parts, each of which shall be an original and all of which shall constitute the same instrument.

8.5 This Agreement, together with all other documents executed concurrently herewith or attached hereto, constitutes the full and complete Agreement of the parties and may not be modified except by written instrument signed by all parties hereto.

8.6 This Agreement shall be binding upon and inure to the benefit of Borrower and Bank One and their respective successors and assigns.

8.7 Borrower agrees to pay on demand all costs and expenses in connection with the negotiation, preparation, execution, delivery, filing, recording, administration, enforcement, litigation, collection, or filing of any legal action on or for any Obligation, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Bank One, with respect thereto. Time is of the essence of all requirements of Borrower hereunder. The obligations of Borrower under this paragraph shall survive payment of any Obligation.

8.8 This Agreement shall be governed and construed in accordance with the laws of the state where Bank One's principal office is located.

8.9 Any provision contained in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

8.10 Borrower shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Bank One from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, count costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of (i) any release, discharge, deposit, dump, spilt, leak or placement of any Hazardous Material into or on any Collateral or property owned, leased, rented or used by Borrower (the "Property") at any time; (ii) any contamination of the soil or ground water of the Property or damage to the environment and natural resources of the Property or the result of actions whether arising under any Hazardous Material Law, or common law; or (iii) any toxic, explosive or otherwise dangerous Material which have been buried beneath or concealed within the Property. This indemnity shall survive termination of this Agreement.

8.11 This Agreement contains the entire agreement of the panties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof.

Executed this 10th day of November, 1995.

                                       BORROWER:
Bank One, Chicago, NA                  Factory Card Outlet of America Ltd.


By: /s/ [ILLEGIBLE]                    By: /s/ C.R. Cumello
    ---------------------------            ---------------------------------
                                          FCOA Acquisition Corp.
Its Vice President
                                       By: /s/ C.R. Cumello
                                           ---------------------------------

                        RIDER TO BUSINESS LOAN AGREEMENT
                             DATED NOVEMBER 10, 1995

     1. As of December 31, 1995 and June 30, 1996, the aggregate outstanding principal balance of the Note and the $5,000,000 note of Borrower shall not exceed, and Borrower shall make such payments thereon as are necessary to so effect, an amount equal to 45% of Eligible Inventory.

     2. Borrower shall pay to Bank One a commitment fee equal to 1/4% per year of the daily average unused amount of the $15,000,000 Note, such payment due on the last day of each calendar quarter.

     3. Borrower shall maintain a Fixed Cost Coverage Ratio within 90% of that provided in the financial projections provided Bank One prior to the date of this Agreement. "Fixed Cost Coverage Ratio" means the ratio of (a) the twelve month rolling average of the sum of (i) earnings before interest, taxes and non-store depreciation and amortization charges, plus (ii) rental payments, to
(b) the twelve month rolling average of the sum of (i) interest payments due and payable plus (ii) rental payments.

     4. Borrower shall maintain a Leverage Ratio of not greater than 4.00:1. "Leverage Ratio" means the ratio of (a) the sum of (i) all indebtedness and other liabilities of Borrower, including Subordinated Debt plus (ii) 3 times the aggregate of all of Borrower's obligations under operating leases to (b) Tangible Net Worth.

     5. In the event there is a default hereunder occasioned by a breach of a covenant in paragraph 3 or 4 immediately above, which default continues for two consecutive months, in addition to all other remedies available to Bank One hereunder, Borrower is prohibited from executing any leases for the opening of any new store or other retail outlet without the prior written consent of Bank One.

     6. Borrower shall not open any new store or other retail outlet, or change the location of any existing store, without prior written notice to Bank One.

     7. Without the prior written consent of Bank One, Factory Card Outlet of America Ltd. shall make no loans, advances or extensions of credit, nor pay any dividends or other distributions on account of its common stock to FCOA Acquisition Corp.

                             REGISTRATION AGREEMENT

     THIS AGREEMENT is made as of August 2, 1996, by and among FCOA Acquisition Corp., a Delaware corporation (the "Company"), and the Persons listed on Schedule A attached hereto (the "Stockholders"). Certain capitalized terms used herein are defined in Section 8 below.

     WHEREAS, the Company and the initial holders of the Company's Series A Preferred, are parties to a Series A Preferred Stock Purchase Agreement, dated as of July 10, 1989, as amended by a First Amendment to the Series A Preferred Stock Purchase Agreement dated July 15, 1994 and by a Second Amendment to the Series A Preferred Stock Purchase Agreement of even date herewith (as amended, the "Series A Purchase Agreement");

     WHEREAS, the Company and the initial holders of the Company's Subordinated Debentures Due 1993 are parties to a Purchase Agreement, dated as of September 11, 1990 (the "Sub Debt Purchase Agreement") whereby holders of shares of Common Stock issued in payment of interest thereunder are entitled to certain registration rights (the "Interest Shares");

     WHEREAS, the Company and the initial holders of the Company's Series B Preferred (the "Series B Stockholders") are parties to a Stock Purchase Agreement, dated as of July 15, 1994, as amended by a First Amendment to the Series B Preferred Stock Purchase Agreement of even date herewith (the "Series B Purchase Agreement");

     WHEREAS, the Company and the initial holders of the Company's Series C Preferred (the "Series C Stockholders") are parties to a Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement");

     WHEREAS, certain other parties hereto hold shares of the Company's Common Stock, no par value per share (the "Common Stock");

     WHEREAS, in order to induce the Series C Stockholders to enter into the Series C Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement; and

     WHEREAS, the execution and delivery of this Agreement is a condition to the Series C Stockholders' obligations to acquire the Series C Preferred pursuant to the Series C Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties to this Agreement hereby agree as follows:

     1. Demand Registrations.

     (a) Requests for Registration. The holders of the Series C Registrable Securities shall be entitled to request registration under the Securities Act of all or a portion of their Registrable Securities at any time ("Series C Demand Registrations"), the holders of the Series B Registrable Securities shall be entitled to request registration under the Securities Act of all or a portion of their Registrable Securities at any time ("Series B Demand Registrations"), and the holders of the Series A Registrable Securities and the Common Stock Registrable Securities, acting as a single class, shall be entitled to request registration under the Securities Act of all or a portion of their Registrable Securities at any time ("Series A Demand Registrations," and, together with Series B Demand Registrations and Series C Demand Registrations, "Demand Registrations"), subject to the terms and conditions hereof (including without limitation Sections l(b), (c) and (d) below).

     (b) Long-Form Demand Registrations. Subject to Section 1(a) above and the other terms and conditions hereof, the holders of a majority of the Series C Registrable Securities then in existence shall be entitled to request two Series C Demand Registrations on Form S-1 or any similar long form ("Series C Long-Form Demand Registrations"), the holders of a majority of the Series B Registrable Securities then in existence shall be entitled to request two Series B Demand Registrations on Form S-1 or any similar long form ("Series B Long-Form Demand Registrations"), and the holders of a majority of the Series A Registrable Securities and the Common Stock Registrable Securities then in existence, voting as single class, shall be entitled to request two Series A Demand Registrations on Form S-1 or any similar long form ("Series A Long-Form Demand Registrations," and, together with the Series B Long-Form Demand Registrations and the Series C Long-Form Demand Registrations, "Long-Form Demand Registrations").

     (c) Short-Form Registrations. Subject to Section 1(a) above and the other terms and conditions hereof, the holders of a majority of the Series C Registrable Securities then in existence, the holders of a majority of the Series B Registrable Securities then in existence and the holders of a majority of the Series A Registrable Securities and the Common Stock Registrable Securities then in existence, acting as a single class, shall each be entitled to request an unlimited number of Demand Registrations on Form S-2 or S-3, or any similar short form (a "Short-Form Demand Registration"). After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

     (d) Other Conditions. The Company shall not be obligated hereunder to effect any Demand Registration unless the aggregate offering price of the Registrable Securities to be offered pursuant to such registration is at least $7.5 million. The Company shall not be obligated to effect any Demand Registration requested pursuant to Section 1(1)) or (c) above within 12 months after the effective date of any prior such Demand Registration. The Company shall pay all Registration Expenses, as defined in Section 5 below, of the holders of Registrable Securities requested to be included in any Demand Registration. A registration shall not count as one of the permitted Series A Long-Form Registrations unless at least 75 % of the Series A Registrable Securities requested to be included in such registration are registered and sold thereunder, a registration shall not count as one of the permitted Series B Long-Form Registrations unless at least 75 % of the Series B Registrable Securities requested to be included in such registration are registered and sold thereunder, and a registration shall not count as one of the permitted Series C Long-Form Registrations unless at least 75 % of the Series C Registrable Securities requested to be included in such registration are registered and sold thereunder, provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective. All Long-Form Demand Registrations shall be underwritten registrations. All Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form.

     (e) Notices and Participation. Each request for a Demand Registration shall be in writing and shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(f) and (h) below, shall use its best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

     (f) Priority on Demand Registration. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion all or a number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceed the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting such registration, then the Company shall be required to include in such Demand Registration only that number of Registrable Securities and other securities, if any, which the managing underwriter believes may be sold in an orderly manner in such offering in the following order of priority of participation:

          (i) first, the Series C Registrable Securities, the Series B Registrable Securities and the Series A Registrable Securities and Common Stock Registrable Securities requested to be included therein, pro rata among the holders thereof on the basis of the number of Series C, Series B, Series A and Common Stock Registrable Securities held by each such holder,
     (ii) second, any other Registrable Securities requested to be included therein, pro rata among the holders thereof on the basis of the number of such other Registrable Securities held by each such holder, and (iii) third, any other securities requested and permitted to be included therein, pro rata on the basis of the number of such other securities held by each holder thereof; and

     (g) Selection of Underwriters. The holders of a majority of the Registrable Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering made pursuant to such registration, subject to the Company's approval which shall not be unreasonably withheld.

     2. Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within five business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2(c) and 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after receipt of the Company's notice.

     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion all or a number of the securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder,, and (iii) third, other securities requested and permitted to be included in such registration.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than Registrable Securities, and the managing underwriters advise the Company in writing that in their opinion all or a number of the securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of such Registrable Securities owned by each such holder, and (iii) third, other securities requested and permitted to be included in such registration.

     (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or this
Section 2, and if
such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or on behalf of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration, without the prior consent of holders of a majority of the Registrable Securities included in such previous registration or the underwriters managing such previous registration.

     (f) Notwithstanding anything contained in this Agreement to the contrary, if any holder of Registrable Securities does not elect to include his or its Registrable Securities in a Piggyback Registration, such holder of Registrable Securities shall not be entitled to request or participate in any request for any Demand Registration or to include such holder's Registrable Securities in any registration hereunder for six months after the effective date of said Piggyback Registration.

     3. Holdback Agreements.

     (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during (i) the seven days prior to and (i) the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration) and
(ii) the seven days prior to and the 120-day period beginning on the IP0 Date (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b) The Company (i) shall not effect any public sale or distribution (including sales pursuant to Rule 144) of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of at least 3 % (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

     (c) It shall be the responsibility of the Company to notify holders of Registrable Securities of the periods in which the restrictions contained in
Section 3 are in effect.

     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Series A Preferred, Series B Preferred, Series C Preferred and Common Stock held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities shall be distributed to the public), and pursuant thereto the Company shall as expeditiously as possible:

     (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel to the holders of Registrable Securities copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 1 lAa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

     (1) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

     (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

     (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request provided that Registrable Securities constitute at least 10% of the securities covered by such registration statement).

     5. Registration Expenses.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters but excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in any Piggyback Registration or initially requesting any Demand Registration, as applicable.

     6. Indemnification.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its partners, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 6(a) or 6(d) above in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or parties on the one hand or the indemnified party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     8. Definitions.

     "Common Stock" means the Company's Common Stock, no par value per share.

     "Common Stock Registrable Securities" means Registrable Securities relating to the Common Stock referred to in clause (vii) of the definition of Registrable Securities.

     "Investor Registrable Securities" means, collectively, the Series A Registrable Securities, the Series B Registrable Securities and the Series C Registrable Securities.

     "IPO Date" means the effective date of the first firm underwritten public offering of Common Stock under the Securities Act.

     "Market Price" shall have the meaning set forth in the Company's Certificate of Incorporation as in effect on the date hereof.

     "Person" shall have the meaning set forth in the Series C Purchase
Agreement.

     "Registrable Securities" means (i) any Common Stock issued or issuable upon the conversion of any Series C Preferred issued pursuant to the Series C Purchase Agreement, (ii) any Common Stock issued or issuable upon the conversion of any Series B Preferred issued pursuant to the Series B Purchase Agreement,
(iii) any Common Stock issued or issuable upon the conversion of any Series A Preferred issued pursuant to the Series A Purchase Agreement, (iv) 15,000 Interest Shares issued pursuant to the Sub Debt Purchase Agreement, (v) any Common Stock issued or issuable upon exercise of any Stock Options, (vi) any Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clauses (i) through (v) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (vii) Common Stock issued and outstanding as of the date hereof. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Series A Preferred", "Series B Preferred" and "Series C Preferred" means the Company's Series A Preferred Stock, its Series B Preferred Stock and its Series C Preferred Stock, respectively, each with a par value $.01 per share.

     "Series A Registrable Securities" means Registrable Securities relating to the Series A Preferred referred to in clauses (iii) and (iv) of the definition of Registrable Securities.

     "Series B Registrable Securities" means Registrable Securities relating to the Series B Preferred referred to in clause (ii) of the definition of Registrable Securities.

     "Series C Registrable Securities" means Registrable Securities relating to the Series C Preferred referred to in clause (i) of the definition of Registrable Securities.

     "Stock Options" means stock options issued or issuable to directors, employees, consultants and sponsors of the Company pursuant to the FCOA Acquisition Corp. 1989 Stock Option Plan, as amended, exercisable for up to 280,000 shares of Common Stock.

     "Subsequent Offering Date" means the effective date of any underwritten public offering of Common Stock under the Securities Act occurring after the IPO Date.

     9. Miscellaneous.

     (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Series C Registrable Securities then in existence, the holders of a majority of the Series C Registrable Securities then in existence and the holders of a majority of the Series A Registrable Securities and Common Stock Registrable Securities then in existence, voting as a single class; provided that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations on the basis set forth in Section 2(d) above.

     (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived generally upon, but only upon, the prior written consent of the Company and holders of a majority of the Series A Registrable Securities and Common Stock Registrable Securities in existence at the time such amendment or waiver becomes effective, voting as a single class, holders of a majority of the Series B Registrable Securities in existence at the time such amendment or waiver becomes effective, and holders of a majority of the Series C Registrable Securities in existence at the time such amendment or waiver becomes effective.

     (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of any Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of such Registrable Securities. Furthermore, whether or not any express assumption has been made, the provisions of this Agreement which are enforceable against a holder of Registrable Securities in his or its capacity as such are also enforceable against any subsequent holder of such Registrable Securities.

     (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (i) Governing law. The corporate law of the State of Delaware will govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mall, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Stockholder at the address indicated on Schedule A attached hereto and to the Company at the address indicated below:

                    FCOA Acquisition Corp.
                    745 Birginal Drive
                    Bensonville, Illinois 60106
                    Attention: Office of the Chairman of the Board

               with copies to:

                    William E. Freeman
                    318 Beacon Light Road
                    Califon, New Jersey 07830

                    Pitney, Hardin, Kipp & Szuch
                    200 Campus Drive
                    Florham Park, New Jersey 07932
                    Attention: Lori J. Braender, Esq.

                    Bryan Cave LLP
                    One Metropolitan Square, Suite 3600
                    Saint Louis, Missouri 63102
                    Attention: James L. Nouss, Jr.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement as of the date first written above.

                                       FCOA ACQUISITION CORP.


                                       By: /s/ William E. Freeman
                                           -------------------------------------
                                       Its Chairman


                                       ALLSTATE INSURANCE COMPANY


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------

                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       CTC ILLINOIS TRUST COMPANY, AS TRUSTEE
                                       FOR THE ALLSTATE RETIREMENT PLAN


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       CTC ILLINOIS TRUST COMPANY, AS TRUSTEE
                                       FOR THE AGENTS PENSION PLAN


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       BESSEMER VENTURE PARTNERS FCOA


                                       By:
                                           -------------------------------------
                                           Robert H. Buescher
                                       Its  Authorized Agent

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement as of the date first written above.

                                       FCOA ACQUISITION CORP.


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       ALLSTATE INSURANCE COMPANY


                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                       Its
                                          --------------------------------------

                                       By: /S/ [ILLEGIBLE]
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       CTC ILLINOIS TRUST COMPANY, AS TRUSTEE
                                       FOR THE ALLSTATE RETIREMENT PLAN


                                       By: /S/ [ILLEGIBLE]
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       CTC ILLINOIS TRUST COMPANY, AS TRUSTEE
                                       FOR THE AGENTS PENSION PLAN


                                       By: /S/ [ILLEGIBLE]
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       BESSEMER VENTURE PARTNERS FCOA


                                       By: _____________________________________
                                           Robert H. Buescher
                                       Its  Authorized Agent

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement as of the date first written above.

                                       FCOA ACQUISITION CORP.


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       ALLSTATE INSURANCE COMPANY


                                       By:
                                           -------------------------------------
                                       Its
                                          --------------------------------------

                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       CTC ILLINOIS TRUST COMPANY, AS TRUSTEE
                                       FOR THE ALLSTATE RETIREMENT PLAN


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       CTC ILLINOIS TRUST COMPANY, AS TRUSTEE
                                       FOR THE AGENTS PENSION PLAN


                                       By: /S/ [ILLEGIBLE]
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       BESSEMER VENTURE PARTNERS FCOA


                                       By: /s/ Robert H. Buescher
                                           -------------------------------------
                                           Robert H. Buescher
                                       Its  Authorized Agent

                                       GARLEN INVESTMENTS LTD.


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       JASMINE TRUSTEES LTD. A/C 5615


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       JASMINE TRUSTEES LTD. A/C 5616


                                       By:
                                          --------------------------------------
                                       Its
                                          --------------------------------------


                                       /s/ William E. Freeman
                                       -----------------------------------------
                                       William E. Freeman


                                       -----------------------------------------
                                       Dawood Al-Shirian


                                       -----------------------------------------
                                       Ahmed A. N. Al-Agil


                                       -----------------------------------------
                                       Abdulaziz Al-Fahad


                                       -----------------------------------------
                                       Mohammad Al-Moussa


                                       -----------------------------------------
                                       Othman M. Al-Rasheed

                                       -----------------------------------------
                                       Mohammad Al-Moussa

                                       /s/ Othman M. Al-Rasheed
                                       -----------------------------------------
                                       Othman M. Al-Rasheed



                                       AL-OUDA INSTALLMENT CO. LIMITED



                                       -----------------------------------------
                                       By: Abdoullah A. Al-Sherian
                                       Its
                                          --------------------------------------


                                       JARIR INVESTMENTS


                                       -----------------------------------------
                                       By: Muhammad Al-Agil
                                       Its
                                           -------------------------------------


                                       COMMUNITY INVESTMENT PARTNERS II, L.P.




                                       -----------------------------------------
                                       By: Daniel Burkhardt
                                       Its
                                           -------------------------------------


                                       FINE ARTS DEVELOPMENTS, P.L.C.


                                       -----------------------------------------
                                       By: Keith Chapman
                                       Its
                                           -------------------------------------


                                       -----------------------------------------
                                       William E. Freeman

                                       Signature Page to Registration Agreement


                                       AL-OUDA INSTALLMENT CO. LIMITED



                                       -----------------------------------------
                                       By: Abdoullah A. Al-Sherian
                                       Its
                                          --------------------------------------


                                       NHN, LTD.


                                       -----------------------------------------
                                       By:
                                           -------------------------------------
                                       Its
                                           -------------------------------------


                                       COMMUNITY INVESTMENT PARTNERS II, L.P.



                                       -----------------------------------------
                                       By: Daniel Burkhardt
                                       Its
                                           -------------------------------------


                                       FINE ARTS DEVELOPMENTS, P.L.C.


                                       -----------------------------------------
                                       By:
                                           -------------------------------------
                                       Its
                                           -------------------------------------


                                       /s/ Lam Wai Hung
                                       -----------------------------------------
                                       Lam Wai Hung


                                       SHAD RUN NOMINEE CORPORATION


                                       -----------------------------------------
                                       By: Ms. Sara [ILLEGIBLE]
                                       Its
                                           -------------------------------------

                             REGISTRATION AGREEMENT



                         /s/ Charles R. Cumello
                         -------------------------------------
                         Charles R. Cumello



                         -------------------------------------
                         Martin J. Merksamer

                             REGISTRATION AGREEMENT




                         -------------------------------------
                         Charles R. Cumello



                         /s/ Martin J. Merksamer
                         -------------------------------------
                         Martin J. Merksamer

                             REGISTRATION AGREEMENT


                         CONSTRUCTION COUNSELLORS, INC.


                         /s/ [ILLEGIBLE]
                         -------------------------------------
                         By: [ILLEGIBLE]
                             ---------------------------------
                         Its C.E.O.